UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)
September 29, 2014 (September 23, 2014)

HERITAGE GLOBAL INC.
(Exact Name of Registrant as Specified in Charter)

Florida	0-17973	59-2291344

(State or Other Jurisdiction of	(Commission File	(IRS Employer
Incorporation)	Number)	Identification No.)

700 – 1 Toronto St., Toronto, ON M5C 2V6
(Address of Principal Executive Offices) (Zip Code)

(416) 866-3000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

The Audit Committee (the “Audit Committee”) of the Board of Directors of Heritage Global Inc. (the “Company”) has completed a review of the Company’s independent registered public accounting firm. As a result of this process, on September 23, 2014, upon the recommendation of the Audit Committee and following careful deliberation, the Company decided to engage Squar, Milner, Peterson, Miranda & Williamson, LLP (“Squar Milner”) as the Company’s independent registered public accounting firm, which engagement became effective on September 27, 2014. On September 23, 2014, Deloitte LLP (“Deloitte”) was notified of the decision to change the Company’s independent registered public accounting firm, effective immediately.

The audit reports of Deloitte on the Company’s financial statements for the fiscal years ended December 31, 2013 (“Fiscal 2013”) and December 31, 2012 (“Fiscal 2012”) did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

During Fiscal 2013 and Fiscal 2012, and during the period from January 1, 2014 through the date of this Current Report on Form 8-K, the Company had: (i) no disagreements with Deloitte of the type contemplated by Item 304(a)(1)(iv) of Regulation S-K on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Deloitte’s satisfaction, would have caused it to make reference to the subject matter of any such disagreement in connection with its reports for such years and interim periods; and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided Deloitte with a copy of the foregoing disclosures prior to the filing of this Form 8-K and requested that Deloitte furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission (the “SEC”) stating whether or not Deloitte agreed with the disclosure in this Item 4.01. A copy of Deloitte’s letter to the SEC in response to the foregoing request is attached as Exhibit 16.1 to this Form 8-K.

During Fiscal 2013 and Fiscal 2012, and during the period from January 1, 2014 through the date of this Form 8-K, neither the Company nor anyone on its behalf consulted Squar Milner regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements or (ii) any matter that was the subject of a “disagreement” or “reportable event” (within the meaning of Items 304(a)(1)(iv) and 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Number	Exhibit

16.1	Letter of Deloitte dated September 29, 2014 to the SEC regarding statements included in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HERITAGE GLOBAL INC.

By:	/s/ Stephen A. Weintraub
Stephen A. Weintraub
Chief Financial Officer and
Corporate Secretary

Date: September 29, 2014